UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 2, 2021

GATX Corporation

(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive Chicago, Illinois 60606-7147 (Address of principal executive offices, including zip code)

(312) 621-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GATX	New York Stock Exchange
Chicago Stock Exchange
5.625% Senior Notes due 2066	GMTA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 2, 2021, GATX Corporation (the “Company”) entered into Amendment No. 1 (the “Amendment”) to its delayed draw term loan agreement (the “Agreement”), dated as of December 14, 2020 by and among the Company, the initial lenders named therein, Bank of America, N.A., as administrative agent, and BofA Securities, Inc., as sole lead arranger and sole book manager.

The Agreement was unsecured and provided delayed draw term loan commitments to the Company in an aggregate principal amount of $500 million, available from December 14, 2020 until April 17, 2021. The proceeds of the loans made under the Agreement (the “Advances”) were used by the Company for general corporate purposes.

Pursuant to the Amendment, among other things, the Company will reduce the aggregate principal amount outstanding from $384 million to $250 million or less, and the applicable interest rates for Advances will be reduced. For a description of the Agreement, see the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on December 18, 2020.

The Agreement contained customary conditions, representations and warranties, affirmative and negative covenants (including, without limitation, limitations on liens, fundamental changes and fixed charge coverage ratio) for agreements of this type, subject to customary exceptions and thresholds.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full and complete text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 2, 2021, the Company entered into the Amendment described in Item 1.01 above, which information is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to Delayed Draw Term Loan Agreement, dated as of December 14, 2020, among GATX Corporation, as borrower, the lenders named therein, Bank of America, N.A., as administrative agent, and BofA Securities, Inc., as sole lead arranger and sole book manager

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Thomas A. Ellman
Thomas A. Ellman
Executive Vice President and Chief Financial Officer

April 8, 2021